UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2007

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Material Events.

On August 9, 2007, HomeBanc Corp. (the “Company”), together with certain of its subsidiaries (the “Subsidiaries”), filed a voluntary petition (the “Bankruptcy Filing”) for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (HomeBanc Mortgage Corporation, a Delaware corporation, et al., Case No. 07-11079 (KJC)). The Company and its Subsidiaries are required to file monthly operating reports with the Bankruptcy Court. On October 23, 2007, the Company and its Subsidiaries filed with the Bankruptcy Court a monthly operating report for the period ended September 30, 2007 (the “September 2007 Report”). A copy of the September 2007 Report is filed as Exhibit 99.1 to this Current Report on Form 8-K. On November 26, 2007, the Company and its Subsidiaries filed with the Bankruptcy Court a monthly operating report for the period ended October 31, 2007 (the “October 2007 Report”). A copy of the October 2007 Report is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report, for the period ended September 30, 2007, for HomeBanc Mortgage Corporation, et.al.

99.2	Monthly Operating Report, for the period ended October 31, 2007, for HomeBanc Mortgage Corporation, et.al.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007

HOMEBANC CORP.

By:	/s/ ALANA L. GRIFFIN
Name:	Alana L. Griffin
Title:	Senior Vice President, Assistant General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report, for the period ended September 30, 2007, for HomeBanc Mortgage Corporation, et. al.

99.2	Monthly Operating Report, for the period ended October 31, 2007, for HomeBanc Mortgage Corporation, et. al.